UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811- 24032

 Date of Notification: September 1, 2026

2. Exact name of investment company as specified in registration statement: AMG Pantheon Infrastructure Fund, LLC

3. Address of principal executive office: (number, street, city, state, zip code)

680 Washington Boulevard, Suite 500

Stamford, CT 06901

4. Check one of the following:

A. ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3

B. ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer

AMG Pantheon Infrastructure Fund, LLC

UNITHOLDER REPURCHASE OFFER NOTICE

September 1, 2026

Dear AMG Pantheon Infrastructure Fund, LLC Unitholder:

AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding units at net asset value (“NAV”) per unit. These quarterly repurchase offers provide unitholders with some liquidity. Prior to each quarterly repurchase offer, the Fund is required to send notification of the repurchase offer to all of its unitholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase units only at the time of the regularly scheduled quarterly repurchase offer.

If you are not interested in tendering your units for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your units for repurchase, please first determine whether you own your units at an account at a broker-dealer or other intermediary (an “Authorized Intermediary”) or directly through BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”). If you are unsure, please check your most recent account statement. If your account statement is from the Transfer Agent and includes the AMG logo, please follow the instructions set forth herein and return the enclosed form in order to submit a repurchase request. If your account statement is from an Authorized Intermediary, please contact your Authorized Intermediary for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the Repurchase Offer Terms attached. Alternatively, if another person, such as an investment adviser, has authority to act on your behalf, please contact such person.

The Fund’s September 2026 repurchase offer begins on September 1, 2026 and ends at 4:00 p.m. (ET) on September 30, 2026 (the “Repurchase Request Deadline”).

Because the Fund is a closed-end interval fund, it is legally permitted to repurchase only a specified portion of its outstanding units on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the units that you tender even if you tender all the units that you own. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request. Consult your financial representative for more information. Please remember that you are not obligated to do anything with your units at this time.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your Authorized Intermediary fails to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m. (ET) on September 30, 2026, the Fund will not repurchase any of your units until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

Please refer to the Fund’s Prospectus and Statement of Additional Information, as well as the enclosed Repurchase Offer Terms, for more details. You may, of course, elect to keep your Fund units at this time, in which case you may disregard this notice and the attached forms. If you have any questions and you hold your units through an Authorized Intermediary, please contact your Authorized Intermediary or, if applicable, your investment adviser. If you do not hold your units through an Authorized Intermediary, a service representative at the Transfer Agent is available by calling (800) 548-4539. This Repurchase Offer Notice can also be found online at https://wealth.amg.com/literature.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

AMG Pantheon Infrastructure Fund, LLC

Repurchase Offer Terms

Repurchase Request Deadline:	4:00 p.m. (ET) on September 30, 2026
Repurchase Pricing Date:	September 30, 2026

1. The Offer. AMG Pantheon Infrastructure Fund, LLC (the “Fund”) is offering to repurchase for cash up to five percent (5.0%) of the aggregate of its units (“Units”) that are issued and outstanding on the Repurchase Request Deadline at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date, upon the terms and conditions set forth in (i) this AMG Pantheon Infrastructure Fund, LLC Unitholder Repurchase Offer Notice, (ii) the Fund’s Prospectus, and, (iii) if you hold your Units directly through BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), the enclosed Repurchase Request Form. Collectively, those documents constitute the “Offer.” The Offer is not conditioned upon the tender for repurchase of any minimum number of Units.

2. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on September 1, 2026 and ends at 4:00 p.m. (ET) on September 30, 2026 (the “Repurchase Request Deadline”). All requests for repurchase must be received in proper form by the Transfer Agent, or, if you hold your Units through a broker-dealer or other intermediary (an “Authorized Intermediary”), your Authorized Intermediary, on or after September 1, 2026 and before the Repurchase Request Deadline. Certain Authorized Intermediaries, including custodians and clearing platforms, may require additional information and may set times on or prior to the Repurchase Request Deadline by which they must receive all documentation they require. If you are unsure of the operational procedures of your Authorized Intermediary, please contact your Authorized Intermediary or investment adviser as far in advance of the Repurchase Request Deadline as possible.

The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted to the Transfer Agent in good order by the Repurchase Request Deadline, you will be unable to tender your Units for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Intermediary will submit your repurchase request, you should submit your request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund’s Transfer Agent. If your Authorized Intermediary is unable or fails to submit your request to the Fund’s Transfer Agent in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary, you will be unable to tender your Units for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

By entering (or having entered on your behalf) a sell order prior to the Repurchase Request Deadline or, if applicable, by timely submission of a complete Repurchase Request Form to the Transfer Agent, you waive any right to receive any notice of the acceptance of your tender.

3. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be September 30, 2026, the same date as the Repurchase Request Deadline, except as otherwise described in this paragraph. Under certain circumstances, the Repurchase Pricing Date could occur as late as the fourteenth calendar day after the Repurchase Request Deadline (or the next business day if such fourteenth calendar day is not a business day), in which case there is a risk that the Fund’s Net Asset Value per Unit may fluctuate between those dates.

If your repurchase request is submitted prior to the Repurchase Pricing Date, the Net Asset Value determined on the Repurchase Pricing Date may be higher or lower than the date on which you submit a repurchase request. Units of the Fund earn dividends declared to unitholders of record through the date prior to the Repurchase Pricing Date. On August 25, 2026, the Net Asset Values per Unit of the Fund were: $11.46 for Class S Units, $11.47 for Class I Units, and $11.47 for Class M Units. Please call the Transfer Agent at (800) 548-4539 for current NAV information.

4. Payment for Units Repurchased. The Fund expects to distribute repurchase proceeds in cash to unitholders no later than seven calendar days after the Repurchase Pricing Date.

5. Transaction Fee. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

6. Increase in Number of Units Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that unitholders tender for repurchase more Units than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Units that the Fund is offering to repurchase by up to an additional 2.00% of the number of Units that are outstanding on the Repurchase Request Deadline.

If the number of Units tendered for repurchase exceeds the number of Units the Fund is offering to repurchase, including, when applicable, the additional up to 2.00% of Units described in the immediately preceding sentence, the Fund is generally required by law to repurchase the Units tendered on a pro rata basis, rounded down to the nearest .001 of a Unit. There can be no assurance that the Fund will be able to repurchase all the Units that you tender even if you tender all the Units that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered, in which case any Units tendered by you that are not repurchased would remain in your account. You would have to wait until a subsequent quarterly repurchase offer to tender Units that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You would need to submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

Under certain circumstances, the Fund may, in its discretion, accept units tendered by unitholders who own fewer than 100 units and tender all of their units for repurchase in the Offer. In that case, these units would be accepted before prorating the units tendered by other unitholders. Unitholders who wish to request such treatment should instruct their Authorized Intermediary or investment adviser, or, if they hold their Units directly through the Transfer Agent, the Transfer Agent to indicate to the Fund that they are eligible for such treatment.

A service representative at the Transfer Agent is available by calling (800) 548-4539.

7. Withdrawal or Modification of Number of Units to be Repurchased. If you hold your Units directly through the Transfer Agent, Units submitted pursuant to the Offer may be withdrawn or you may change the number of Units submitted for repurchase at any time prior to the Repurchase Request Deadline. Direct unitholders seeking to modify or withdraw their tender of Units must send to the Transfer Agent, at the email address or fax number noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Units and the number of Units to be withdrawn or the modified number of Units to be tendered. Units properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Units may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a unitholder representative at the Transfer Agent at (800) 548-4539. If your Units are held for you by an Authorized Intermediary and you wish to modify or withdraw any instructions to your Authorized Intermediary to effect a repurchase request, please consult your Authorized Intermediary or, if applicable, your investment adviser.

8. Suspension or Postponement of Repurchase Offer. The Board of Directors of AMG Pantheon Infrastructure Fund, LLC may suspend or postpone this Offer only by a majority vote of the Directors (including a majority of the disinterested Directors) and only in the following limited circumstances:

a)

during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

b)

during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the Net Asset Value of Fund Units; or

c)	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of repurchase offers by the Fund for the protection of its unitholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each unitholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each unitholder with details concerning the terms and conditions of the renewed Offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the purchase of Units by the Fund pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. This discussion does not address all aspects of taxation that may apply to unitholders or to specific types of unitholders such as tax-advantaged retirement plans and foreign unitholders (as defined below). Unitholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the Offer, including potential U.S. federal, state and local and non-U.S. tax consequences, as well as any applicable transfer taxes.

As used herein, the term “U.S. unitholder” refers to a unitholder who is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of the source of such income, or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (y) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Units, the tax treatment of an owner of such an entity or arrangement generally will depend on the status of the owner and the activities of the entity or arrangement. The term “foreign unitholder” refers to a unitholder who is not a U.S. unitholder.

Sale or Exchange of Units. A repurchase of Units pursuant to the Offer generally will be treated as a sale or exchange of the Units for U.S. federal income tax purposes if either (a) the tendering unitholder tenders, and the Fund repurchases, all of the Units held by such unitholder and the unitholder thereby reduces its percentage ownership of the Fund to 0% or the unitholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer or (b) the tender otherwise is treated as being “not essentially equivalent to a dividend” under current U.S. federal income tax law. For these purposes, a unitholder’s ownership of the Fund is determined after applying the ownership attribution rules under Section 318 of the Code. Under Section 318 of the Code, a unitholder may constructively own units of the Fund actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the unitholder or a related individual or entity has an interest. The rules of constructive ownership are complex and must be applied to a particular unitholder’s situation. A unitholder (other than a tax-exempt unitholder) will recognize gain or loss for U.S. federal income tax purposes on a sale of Units. Any such gain or loss will equal the difference between the price paid by the Fund for the Units pursuant to the Offer and the unitholder’s adjusted tax basis in the sold Units.

If the transaction is treated as a sale or exchange, any gain or loss recognized by a tendering unitholder generally will be capital gain or loss if the Units sold are held by the unitholder as a capital asset. Such gain or loss will be treated as short-term capital gain or loss if such Units have been held for one year or less and as long-term capital gain or loss if such Units have been held for more than one year. Any loss realized by a unitholder on the sale of Units held by the unitholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the unitholder with respect to such Units. It is expected that, if a unitholder is treated as having sold Units pursuant to the Offer and realizes a gain upon such sale, and if one or more payments are received after the close of the taxable year of the unitholder in which the Repurchase Request Deadline occurs, unless the unitholder elects otherwise, the gain will be accounted for under the installment sale rules for U.S. federal income tax purposes and the unitholder will generally recognize any such gain as and when proceeds are received, likely allocating tax basis according to the presumed percentage of the total payment received in each installment. To the extent that a portion of any such gain is treated as interest, that portion will be taxed to the unitholder as ordinary income.

If the repurchase of Units pursuant to the repurchase offer is not treated as a sale or exchange for U.S. federal income tax purposes, such unitholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the Fund units held (or deemed held under Section 318 of the Code) by the unitholder after the tender (a “Section 301 distribution”). Such distribution, which will equal the price paid by the Fund to such unitholder for the Units sold, will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. Any such dividend will constitute an ordinary income dividend, an exempt-interest dividend or a capital gain dividend, as applicable. An ordinary income dividend is generally taxable at ordinary income tax rates, and a dividend properly reported as a capital gain dividend is generally taxable to non-corporate unitholders at preferential long-term capital gain rates. Any remaining balance will be treated as a return of capital to the extent of the unitholder’s tax basis in its Units (including any units it is deemed to hold under Section 318 of the Code) and thereafter as capital gain. In the case of a tendering unitholder that is a corporation treated as receiving a Section 301 distribution from the Fund in connection with the transaction, special basis adjustments might also apply with respect to any Fund units of such unitholder not repurchased in connection with the Offer.

Provided that no tendering unitholder is treated as receiving a Section 301 distribution as a result of the Offer, Fund unitholders whose percentage ownership of the Fund increases as a result of the Offer will not be treated as realizing constructive distributions by virtue of that increase. In the event that a tendering unitholder is deemed to receive a Section 301 distribution as a result of selling its Units in the Offer, it is possible that unitholders whose percentage ownership of the Fund increases as result of the Offer, including unitholders who do not tender any Units pursuant to the Offer, will be deemed to receive a constructive distribution from the Fund under Section 305(c) of the Code in an amount determined by the increase in their percentage ownership of the Fund as a result of the Offer. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to it and treated as described in the immediately preceding paragraph. Such dividend treatment will not apply, however, if the tender is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the tender of Units pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Units sold pursuant to the Offer will ordinarily be disallowed to the extent the unitholder acquires other Units of the Fund (whether through automatic reinvestment of dividends or otherwise) or other substantially identical stock or securities within 30 days before or after the date the tendered Units are purchased pursuant to the Offer and, in that event, the basis and holding period of the Units acquired will be adjusted to reflect the disallowed loss. Any loss realized by a unitholder on the sale of a Unit held by the unitholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the unitholder with respect to such Unit. A unitholder’s ability to use capital losses may be limited under the Code.

Net Investment Income Tax. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange or other taxable disposition of the Units.

Foreign Unitholders. Subject to the discussions below with respect to backup withholding and FATCA (as defined below), if the sale of a foreign unitholder’s Units pursuant to the Offer is treated as a sale or exchange of such Units for U.S. federal income tax purposes, a foreign unitholder generally will not be subject to U.S. federal income tax on gains (and will not be allowed a deduction for losses) realized on such repurchase unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such unitholder within the United States, or (ii) in the case of an individual unitholder, the unitholder is present in the United States for a period or periods aggregating 183 days or more during the taxable year of the repurchase and certain other conditions are met.

If all or a portion of the proceeds received by a tendering foreign unitholder pursuant to the Offer are treated as a Section 301 distribution with respect to such Units or if a foreign unitholder is otherwise treated as receiving a constructive distribution that is a dividend by reason of such unitholder’s increase in its percentage ownership of the Fund resulting from other unitholders’ sale of Units pursuant to the Offer, the portion of the distribution or constructive distribution that constitutes a dividend generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate, if any), unless an exemption is available, and the Fund elects to apply such an exemption. Such exemptions are described further in the Fund’s Prospectus.

If any gain or dividend income realized in connection with the tender of Units by a foreign unitholder is effectively connected with a trade or business carried on in the United States by the foreign unitholder, such gain or dividend will be taxed at the graduated rates applicable to U.S. unitholders. If a foreign unitholder is eligible for the benefits of a tax treaty, any gain or dividend income that is effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a graduated basis only if it is also attributable to a permanent establishment maintained by such foreign unitholder in the United States. In addition, if the foreign unitholder is a non-U.S. corporation, it may be subject to a 30% (or such lower rate as may be applicable under a tax treaty, if any) branch profits tax on such effectively connected income. If any gain or dividend income is realized by a foreign unitholder described in clause (ii) of the preceding paragraph and certain other conditions are met, the foreign unitholder will be subject to U.S. federal income tax at a rate of 30% (or at a reduced rate under an applicable income tax treaty, if any) on such gain, which gain may be offset by certain U.S.-source capital losses (even though the foreign unitholder is not considered a resident of the United States), provided the foreign unitholder has timely filed U.S. federal income tax returns with respect to such losses.

As the Fund may be unable to determine whether a payment made pursuant to the Offer will properly be characterized as an “exchange” or a “dividend” for U.S. tax purposes at the time of such payment, the Fund may withhold up to 30% of payments made to a foreign unitholder or its agents. In that case, such foreign unitholder may be eligible to file for a refund of such tax or a portion of such tax if all or a portion of the tender of Units pursuant to the Offer is treated as a sale or exchange for U.S. federal income tax purposes or if such foreign unitholder is entitled to a reduced rate of withholding pursuant to a tax treaty and the Fund withheld at a higher rate.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding described below, a foreign unitholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E, Form W-8IMY or substitute form). Foreign unitholders are urged to consult their tax advisors regarding the application of U.S. federal income tax rules, including withholding, to their tender of Units.

FATCA. Sections 1471-1474 of the Code, and the Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its unitholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a unitholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays (or is deemed to pay) to that unitholder. The IRS and the Department of the Treasury have issued proposed regulations providing that gross proceeds the Fund pays to a unitholder for a unit repurchase treated as a sale or exchange will not be subject to FATCA withholding. If an amount paid (or deemed paid) by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign unitholders. Each foreign unitholder is urged to consult its tax adviser regarding the applicability of FATCA.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual unitholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a unitholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Limitation on Capital Loss Carryforwards. The Fund’s purchase of Units in the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future gains. Therefore, in certain circumstances, Fund unitholders, including tendering unitholders who remain unitholders following the completion of the Offer, may pay taxes sooner, or pay more taxes, following the completion of the Offer than they would have had it not occurred.

Other Tax Consequences. Use of the Fund’s cash to purchase Units may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Under U.S. Treasury regulations directed at tax shelter activity, if a unitholder recognizes a loss of at least $2 million or more in any single taxable year or $4 million in any combination of taxable years in the case of an individual unitholder or at least $10 million or more in any single taxable year or $20 million in any combination of taxable years in the case of a corporate unitholder (or a greater loss over a combination of years), such unitholder must file a disclosure statement with the IRS on Form 8886. Direct holders of portfolio instruments are in many cases excepted from this reporting requirement, but under current guidance, unitholders of a regulated investment company (“RIC”) are not excepted. Future guidance may extend the current exception from this reporting requirement to unitholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Unitholders should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in Units.

10. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Units will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the right to require any person who wishes to request that the Fund repurchase their Units to first provide any documentation that the Fund deems necessary or appropriate as proof of such person’s eligibility for the applicable repurchase offer, and such eligibility will be determined by the Fund in its sole discretion. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Units which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Units or any particular unitholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Units will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, the Transfer Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and the Transfer Agent will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Directors makes any recommendation to any unitholder as to whether to tender or refrain from tendering Units. Each unitholder must make an independent decision whether to tender Units and, if so, how many Units to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether unitholders should tender Units pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the attached Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit https://wealth.amg.com/literature, call a service representative at the Transfer Agent at (800) 548-4539, or contact your Authorized Intermediary or investment adviser.

Dated: September 1, 2026

AMG Pantheon Infrastructure Fund, LLC

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, September 30, 2026

IMPORTANT: THIS FORM IS ONLY FOR USE BY UNITHOLDERS WHO HOLD THEIR UNITS DIRECTLY THROUGH BNY MELLON INVESTMENT SERVICING (US) INC., THE FUND’S TRANSFER AGENT. If your account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit your repurchase request.

Additional information about the repurchase offer may be found in the accompanying cover letter and Repurchase Offer Terms. For more information about the Fund, please visit https://wealth.amg.com/literature.

PLEASE COMPLETE THE FORM BELOW AND RETURN VIA:

Email: amgtrades@bnymellon.com

Fax: 1-833-778-3740

First Class Mail:	Overnight Mail:
AMG Funds P.O. Box 534426 Pittsburgh, PA 15253-4426	AMG Funds Attn: 534426 AIM 154-0520 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, BNY MELLON INVESTMENT SERVICING (US) INC., AT (800) 548-4539 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR UNITS.

Please accept this tender of units as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is currently limited to five percent (5.0%) of the Fund’s outstanding units and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the units that I am requesting, in which case the Fund will repurchase units as described in the Repurchase Offer Terms.

Unitholder Information:

Name(s) of Registered Unitholder(s)	Account Number	Telephone Number(s)	Email address

Tender Request:

[  ] Full repurchase

[  ] Partial repurchase of ___________ Units (please only provide a number of Units, not a dollar amount)

Payment Information:

Payment will be made to the unitholder via check, unless wire instructions are present on their account.

Signature of Unitholder(s)
(if joint account, both must sign)